SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2009

Cistera Networks, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-17304	91-1944887
(State or other jurisdiction	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

6509 Windcrest Drive Suite 160 Plano, TX 75024
(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code          (972) 381-4699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 17, 2009, the Company issued a press release announcing its unaudited results for its fiscal third quarter and nine months ended December 31, 2008. The full text of this press release is furnished on Exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01	Other Events

The Company will host a conference call on Tuesday, February 17, 2009, at 3:30 PM Central / 1:30 PM Pacific Time to discuss these results.  To participate, dial 1-800-762-8908 and provide conference ID 3989701.  A replay of the call will be available from 6:30 PM Central Time on February 17 until 10:59 PM Central Time on February 24.  To access the replay, dial 1-800-406-7325 and enter Conference ID 3989701.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

99.1           Press Release dated February 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISTERA NETWORKS, INC.
Date: February 17, 2009
/s/ Derek Downs
Derek Downs, Chief Executive Officer,
President and Interim Chief Financial
Officer